Financial Instruments - Fair Value of Assets and Liabilities Measured On Recurring Basis (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Mar. 31, 2011
Interest rate swaps	$ (9,989)	$ (22,499)
Marketable Securities	0	1,664	2,500
Bunker swaps	1,578	105
Significant Other Observable Inputs Assets / (Liabilities) (Level 2)
Interest rate swaps	(8,588)	(22,499)
Marketable Securities	0	1,664
Bunker swaps	177	105
Total	$ (8,411)	$ (20,730)